UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2004



                        AMERICAN COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


             33-98682                                  05-0460102
      (Commission File Number)              (IRS Employer Identification No.)


1400 CHAMBER DRIVE, BARTOW, FLORIDA                      33830
   (principal executive offices)                       (Zip Code)


                                 (863) 533-0326
              (Registrant's telephone number, including area code)


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ITEM  1.02.     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On September 10, 2004, American Commerce Solutions, Inc. (the "Registrant") and Blue Flame Enterprises, Inc. agreed to rescind the acquisition of Crystal Clear Entertainment, Inc. and its subsidiary, Elite Distribution, Inc. by the Registrant, which was previously reported in Registrant's Current Report on Form 8-K, filed with the Commission on June 10, 2004. The planned acquisition of Crystal Clear Entertainment, Inc. and Elite Distribution, Inc. by the Registrant (the "Acquisition") was rescinded by means of an agreement between the parties due to the prohibitively high costs of the anticipated raise of capital. The Acquisition was rescinded effective August 14, 2004. The Registrant incurred no termination penalties as a result of the rescission of the Acquisition.

ITEM  9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Financial  Statements.
            ----------------------

     None.

     (b)     Exhibits.
             --------

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2004
                                          AMERICAN COMMERCE SOLUTIONS, INC.



                                          By  /s/ Daniel L. Hefner
                                            ------------------------------------
                                            Daniel L. Hefner, President


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